Delaware Group Income Funds
Delaware High-Yield Opportunities Fund

Supplement to the Fund's Prospectus
dated September 28, 2001

The following replaces the information on page 5 in the section of the Prospectus entitled "What are the Fund's fees and expenses?":

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of each Fund.

CLASS	A	B	C
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4%[2]	1%[3]
Maximum sales charge (load) imposed on reinvested dividends	none	none	none
Redemption fees	none	none	none

Annual fund operating expenses are deducted from the Fund's assets.

	Class A	Class B	Class C
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%
Other expenses	0.45%	0.45%	0.45%
Total annual fund operating expenses	1.40%	2.10%	2.10%
Fee waivers and payments[4]	0.27%	0.27%	0.27%
Net expenses	1.13%	1.83%	1.83%

This Supplement is dated December 11, 2001.